UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2005

INFODATA SYSTEMS INC.

___________________________________________________________________________
(Exact name of Registrant as specified in its charter)

Virginia	0-10416	16-0954695
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13454 Sunrise Valley Drive, Suite 500, Herndon, Virginia	20171
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (703) 934-5205

                                        Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

        The Registrant has an Executive Incentive Plan under which six executive officers of the Registrant are eligible to receive a cash bonus if certain company revenue and net income objectives are satisfied during a fiscal quarter. On February 4, 2005, the Registrant’s board of directors approved the criteria of the Executive Incentive Plan for fiscal year 2005. The form of memorandum, dated January 5, 2005 and sent to participating executive officers, which provides a general overview of the Executive Incentive Plan for fiscal year 2005, is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 — Financial Statements and Exhibits.

(c)     Exhibits.

The following exhibit is furnished herewith:

        Exhibit 10.1 – Description of Executive Incentive Plan for 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFODATA SYSTEMS INC.
Date: March 7, 2005	By: /s/Norman F. Welsch
Norman F. Welsch
Chief Financial Officer

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